Supplement Dated June 23, 2016 to your Prospectus Dated May 2, 2016

Effective June 16, 2016, all references to PIMCO Global Dividend Portfolio in your Prospectus are deleted and replaced with the following:

PIMCO StocksPLUS® Global Portfolio

In addition, effective immediately, the investment objective of the Portfolio’s Investment Objective Summary in Appendix C in your Prospectus is deleted in its entirety and replaced with the following:
Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management

This Supplement Should Be Retained For Future Reference.

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